                                                                   EXHIBIT 10.29

                             INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT (this "Agreement") is entered into and is effective as of August 1, 2005, by and between Fortis Capital Corp., a corporation organized under the laws of the State of Connecticut, not in its individual capacity, but solely as collateral agent on behalf of the Secured
Creditors (as defined herein) (solely in such capacity and together with its successors and assigns, the "Collateral Agent") and U.S. BANK NATIONAL
ASSOCIATION, a national banking association, as Indenture Trustee (the
"Indenture Trustee").

                                    RECITALS

     A. Pursuant to the Series 2005-1 Supplement, dated as of August 1, 2005
(the "Series 2005-1 Supplement"), to the Indenture, dated as of August 1, 2005
(as amended and supplemented in accordance with its terms, the "Indenture"), each between TAL Advantage I LLC (the "Issuer") and the Indenture Trustee, the
Issuer is issuing the TAL Advantage I LLC Variable Rate Secured Notes, Series
2005-1 (the "Series 2005-1 Notes") in the principal amount of Eight Hundred
Seventy-Five Million Dollars ($875,000,000).

     B. The "Administrative Agent" (as defined in the Credit Agreement) and the hereinafter defined Banks are providing financing to TAL International Container
Corporation ("TAL"), Trans Ocean Ltd. ("TOL") and Trans Ocean Container
Corporation ("TOCC") pursuant to the Amended and Restated Credit Agreement, dated as of August 1, 2005 (as the same may from time to time be amended, modified, supplemented or restated in accordance with its terms, the "Credit
Agreement"), by and among TAL, TOL, TOCC, the Administrative Agent, and such other financial institutions as shall from time to time become lenders under the
Credit Agreement (being collectively referred to as the "Banks").

     C. As security for the "Obligations" (as defined in the Pledge Agreement), pursuant to the Amended and Restated Pledge Agreement, dated as of August 1,
2005 (the "Pledge Agreement"), among TAL, TOL and TOCC and the Collateral Agent,
TAL has pledged to the Collateral Agent, on behalf of the "Secured Creditors"
(as defined in the Pledge Agreement), a security interest in all of TAL's right, title and interest in and to (i) the limited liability company interests of the
Issuer (all of such limited liability company interests collectively, the
"Pledged Interests"), (ii) all of its rights and privileges with respect thereto, (iii) all profits, income and other distributions in respect thereof and (iv) all property received in exchange thereof or in substitution therefor
(collectively, the "LLC Interest Collateral").

     D. In connection with the issuance of the Notes, and as a condition thereto, the Collateral Agent, on behalf of the Secured Creditors, and the
Indenture Trustee desire to agree upon the rights of the Collateral Agent with regard to the Pledged Interests.

     E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

     1. LLC Interest Collateral.

     For so long as any of the Notes remain Outstanding under the Indenture or any amounts are owed by the Issuer to the Noteholders or the Indenture Trustee,
notwithstanding any provision to the contrary in any other document or agreement, the Collateral Agent hereby agrees that the Collateral Agent shall not, without the prior written consent of the Indenture Trustee:

          (a) vote the Pledged Interests with respect to any matters inconsistent with the terms and provisions of the Transaction Documents or adverse to the interests of the Indenture Trustee, any Noteholder or any Series
Enhancer, including, without limitation, any action seeking the "substantive consolidation" of the Issuer with TAL or any other Person, without the written consent of the Indenture Trustee, acting at the direction of the Requisite
Global Majority (it is understood and acknowledged that votes to authorize distribution of dividends or surplus will not require the consent of the
Indenture Trustee and will not otherwise violate the provisions of this
Agreement); or

          (b) (i) challenge or contest the validity or enforceability or perfection of any transfer of Containers (as defined in the Credit Agreement) or
Related Assets to or by the Issuer or any actions by the Indenture Trustee, the
Requisite Global Majority, the Noteholders or any Series Enhancer (including, without limitation, any claims by any of them against the Issuer or any of its assets); or (ii) assert any claims against any of the Indenture Trustee, the
Requisite Global Majority, any Series Enhancer or any Noteholder if any of the
Indenture Trustee, the Requisite Global Majority, any Series Enhancer or any
Noteholder exercises any right or remedy available to it pursuant to the terms of the Transaction Documents; or

          (c) institute (or cause or direct or solicit any Person to institute)
against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least one (1) year and one (1) day after the later of (a) the last date on which any
Note of any Series was Outstanding and (b) the date on which all amounts owing to the Series Enhancers pursuant to the terms of the Indenture and the Insurance
Agreements have been paid in full.

     2. Extent of Agreements. Nothing in this Agreement shall modify the rights of the Indenture Trustee under the Transaction Documents, and except as expressly provided in this Agreement, nothing in this Agreement shall limit or otherwise alter any rights (including payment and reimbursement entitlements) or obligations of the Administrative Agent or any of its Affiliates pursuant to the terms of the Credit Agreement.

     3. Continuing Agreement.

     This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall not be amended except in a writing signed by each of the parties hereto.

     4. Representations and Warranties. Each of the Indenture Trustee and the
Collateral Agent represents and warrants solely as to itself that:

                                        2

          (a) The execution, delivery and performance by it of this Agreement do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of Applicable Law or regulation or of any agreement, judgment, injunction, order, decree or other instruction binding upon the Indenture
Trustee and the Collateral Agent, respectively; and

          (b) This Agreement constitutes a valid and binding agreement of the
Indenture Trustee and the Collateral Agent, respectively, enforceable against each of them in accordance with the terms set forth herein.

     5. Waivers. No delay on the part of the Indenture Trustee or the Collateral
Agent in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof and no purported waiver of any default, breach or violation of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the Indenture Trustee or the Collateral Agent, respectively. No such waiver shall in any event be deemed a waiver of any subsequent or other default, breach or violation. The rights or remedies herein expressly specified are cumulative and not exclusive of any rights and remedies which the parties would otherwise have.

     6. No Other Security Interests. The Collateral Agent hereby acknowledges and agrees that the Collateral Agent does not have and, without the express prior written consent of the Indenture Trustee, acting at the direction of the
Requisite Global Majority, will not have, acquire or assert, (i) any security interest in any properties or assets of the Issuer or (ii) a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against the Issuer.

     7. Successors and Assigns, Assignment. The Collateral Agent hereby agrees that it shall not transfer or assign any of its security interests under the
Pledge Agreement unless the transferee agrees in writing in form and substance satisfactory to the Indenture Trustee that it shall be bound by this Agreement.
This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The Collateral Agent represents that it has not assigned, or granted any rights to any third party in, any security interest, lien or claim in any of the LLC Interest Collateral or any financing statement covering the same and that it is the sole owner of all rights thereto.

     8. Termination. This Agreement shall terminate upon the earlier to occur of the following: (a) all indebtedness of, and any other amounts due and owing by,
TAL, TOL and TOCC to the Administrative Agent and the Banks pursuant to the
Credit Agreement shall have been repaid in full and the security interests created pursuant to the Pledge Agreement shall have been terminated; or (b) all
Outstanding Obligations shall have been paid pursuant to the terms of the
Indenture and the other Transaction Documents. The Collateral Agent shall provide prompt written notice to the Indenture Trustee upon repayment in full of the indebtedness of, and any other amounts due and owing by, TAL, TOL and TOCC to the Administrative Agent and the Banks pursuant to the Credit Agreement. The
Indenture Trustee shall provide prompt written notice to the Administrative
Agent upon repayment in full of all Outstanding Obligations pursuant to the terms of the Indenture and the other Transaction Documents.

                                        3

     9. Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile copy or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof of such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. Notices given hereunder shall be deemed given when received, if personally delivered, or five (5) Business Days after deposit in a United States Postal Service Depository, if mailed by certified mail, return receipt requested, or when sent, if delivered by telecopier with verbal confirmation of receipt and by regular mail sent within one (1) Business Day of facsimile transmission.

     10. Counterparts; Facsimile Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution and delivery of this Agreement by facsimile signature shall constitute execution and delivery of this Agreement for all purposes hereof with the same force and effect as execution and delivery of a manually signed copy hereof.

     11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE
GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     12. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING
OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY,
MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE
OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW
OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING,
AND, SOLELY FOR THE PURPOSES OF THIS AGREEMENT, EACH PARTY HERETO HEREBY
IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT,
ACTION OR PROCEEDING.

     13. Captions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

     14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY
TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT
OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO
THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE
NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

                                        4

     15. Waiver of Immunity. To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of Applicable Law.

     16. Third Party Beneficiaries. Each Noteholder under the Indenture and each
Series Enhancer are express third party beneficiaries of this Agreement; and, as such, shall have full power and authority to enforce the provisions of this
Agreement against the parties hereto.

                            [SIGNATURE PAGE FOLLOWS.]

                                        5

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                        FORTIS CAPITAL CORP.,
                                        as Collateral Agent

                                        By: /s/ John W. Benton
                                            ------------------------------------
                                            Name: John W. Benton
                                            Title: President

                                        Address:
                                        Fortis Capital Corp.
                                        Three Stamford Plaza
                                        301 Tresser Boulevard
                                        Stamford, CT 06901
                                        Attn: Loan Administration
                                        Fax: 203-705-5900

                                        With a copy to:

                                        Fortis Bank (Nederland) N.V.
                                        Coolsingel 93
                                        P.O. Box 749
                                        3000 AS Rotterdam
                                        The Netherlands
                                        Attn: Aviation and Intermodal Finance
                                        Group
                                        Fax: 31 10 401 6343
                                        Phone: 31 10 401 6014

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By: /s/ Eve D. Kaplan
                                            ------------------------------------
                                            Name: Eve D. Kaplan
                                            Title: Vice President

                                        Address:
                                        U.S. Bank Corporate Trust Services
                                        EP-MN-WS3D
                                        60 Livingston Avenue
                                        St. Paul, MN 55107
                                        651-495-3851(phone)
                                        651-495-8090 (fax)